SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2002

REPEATER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-31231 (Commission File No.)	77-0535658 (IRS Employer Identification No.)

1150 Morse Avenue
Sunnyvale, California 94089
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 747-1900

Item 3. Bankruptcy or Receivership.

     On October 4, 2002, Repeater Technologies, Inc. (the “Company”) filed a voluntary petition for protection under Chapter 7 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of California, San Jose Division (case no. 02-55642MSJ). On the same date, the Court assumed jurisdiction over all of the Company’s assets and appointed Suzanne Decker as trustee to administer the Company’s assets. The Company’s press release regarding the foregoing is attached hereto as Exhibit 99.1.

Item 5. Other Events.

     On October 3, 2002, four of the Company’s six directors resigned from the Company’s Board of Directors. The Company’s press release announcing the resignations is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

Exhibit
Number	Description

99.1	Press Release, dated October 4, 2002, entitled “Repeater Technologies Files a Voluntary Petition Under Chapter 7.”

1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPEATER TECHNOLOGIES, INC

Dated: October 7, 2002	By:	/s/ TIMOTHY A. MARCOTTE

Timothy A. Marcotte Chief Executive Officer

2.

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release, dated October 4, 2002, entitled “Repeater Technologies Files a Voluntary Petition Under Chapter 7.”

3.